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                                  NEXGEN, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR SPECIAL MEETING - JANUARY 16, 1996

The undersigned stockholder of NexGen, Inc., ("NexGen") acknowledges receipt of the Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus dated December 14, 1995 and the undersigned revokes all prior proxies and appoints S. Atiq Raza and Anthony S. S. Chan, or each of them, proxies for the undersigned to vote all shares of Common Stock of NexGen which the undersigned would be entitled to vote with respect to the proposals set forth below and in their or his discretion on all other matters that may properly be presented for action at the Special Meeting of Stockholders to be held at the Crown Sterling Suites, 901 East Calaveras Boulevard, Milpitas, California, at 3:00 p.m. on January 16, 1996 and any postponement or adjournment thereof, and instructs said proxies to vote as follows:

1. To approve and adopt the Agreement and Plan of Merger, dated as of October 20, 1995, among Advanced Micro Devices, Inc. ("AMD"), AMD Merger Corporation, a wholly owned subsidiary of AMD, and NexGen, and the transactions contemplated thereby.

                   [_]FOR    [_]AGAINST    [_]ABSTAIN

2. To approve an amendment to the 1995 Stock Plan of NexGen Inc. as described in the Joint Proxy Statement/Prospectus.

                   [_]FOR    [_]AGAINST    [_]ABSTAIN

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                         (continued from reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND FOR ITEM 2.

                                            NEXGEN INC. BOARD OF DIRECTORS PROXY
                                Special Meeting of Stockholders January 16, 1996

                                              Dated this    day of ______, 199

                                              ---------------------------------
                                                  Signature of Stockholder


                                              ---------------------------------
                                                  Signature of Stockholder

                                              Please sign exactly as your name
                                              or names appear hereon. When
                                              signing as attorney, executor,
                                              administrator, trustee or
                                              guardian, please give full title
                                              as such. If shares are held
                                              jointly, each holder should
                                              sign.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD
                    PROMPTLY, USING THE ENCLOSED ENVELOPE.
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